Exhibit 99.38

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-A

KEY PERFORMANCE FACTORS
October 31, 1999



Expected B Maturity 2/17/04


Blended Coupon 5.6463%


Excess Protection Level
3 Month Average   5.94%
October, 1999   6.11%
September, 1999   5.78%
August, 1999   5.91%


Cash Yield18.61%


Investor Charge Offs 4.68%


Base Rate 7.82%


Over 30 Day Delinquency 5.07%


Seller's Interest 9.14%


Total Payment Rate14.64%


Total Principal Balance$47,636,626,081.62


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,354,806,563.13